                                                                    Exhibit 23.5

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to the Consent Solicitation Statement/Prospectus No. 33-62717, on Form S-4, of Cablevision Systems Corporation of our report dated April 28, 1994 (June 3, 1994 as to Note 9) relating to the financial statements of Monmouth Cablevision Associates, L.P., of our report dated April 28, 1994 (June 3, 1994 as to Note 8) relating to the financial statements of Riverview Cablevision Associates, L.P. and of our report dated April 28, 1994 (June 3, 1994 as to Note 8) relating to the financial statements of Framingham Cablevision Associates, Limited Partnership, appearing on pages F-23 to F-34, F-39 to F-49, and F-54 to F-63, respectively, of this Consent Solicitation Statement/Prospectus, Form S-4.

We also consent to the references to us under the heading 'Experts' in such Consent Solicitation Statement/Prospectus.

DELOITTE & TOUCHE, LLP

Parsippany, New Jersey
October 16, 1995

                                                                    EXHIBIT 99.1

                               [FORM OF CONSENT]                          [BLUE]

                   CABLEVISION OF BOSTON LIMITED PARTNERSHIP
                         CONSENT FOR THE INCORPORATION
           THIS CONSENT IS SOLICITED BY AND ON BEHALF OF CABLEVISION
                         OF BOSTON LIMITED PARTNERSHIP

     PLEASE READ AND FOLLOW THE INSTRUCTIONS CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS INCORPORATION CONSENT AND RETURN IT IN THE ENCLOSED, STAMPED BLUE ENVELOPE OR HAND DELIVER IT TO BANK OF BOSTON, AT PROXY DEPARTMENT, BANK OF BOSTON, P.O. BOX 1628, BOSTON, MA 02105-9903.


     This Incorporation Consent is to be used by Limited Partners or their nominees for casting votes to approve or reject the transfer of substantially all of Cablevision of Boston Limited Partnership's assets and liabilities to a wholly-owned subsidiary (the 'Incorporation'), as described in the Consent
Solicitation Statement/Prospectus dated October 20, 1995 (the 'Consent Solicitation Statement/Prospectus'). Capitalized terms used in this Incorporation Consent are defined in the Consent Solicitation Statement/Prospectus. Only registered holders of Units that are not affiliates of the General Partners are entitled to consent to the Incorporation. THE CONSUMMATION OF THE INCORPORATION IS A CONDITION TO THE MERGER. LIMITED PARTNERS WHO DESIRE TO APPROVE THE MERGER SHOULD VOTE FOR THE INCORPORATION.


     THE GENERAL PARTNERS RECOMMEND THAT THE LIMITED PARTNERS VOTE FOR THE APPROVAL OF THE INCORPORATION.


     THE INCORPORATION SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
                  TIME ON NOVEMBER 21, 1995, UNLESS EXTENDED.


 The undersigned consents in respect of his, her or its Units as follows (mark one box):

To Approve the Incorporation                                    [ ]        FOR

To Reject the Incorporation                                     [ ]        AGAINST

To Abstain                                                      [ ]        ABSTAIN

     IF NO BOX IS MARKED ABOVE, THE UNDERSIGNED WILL BE DEEMED TO HAVE VOTED FOR THE APPROVAL OF THE INCORPORATION. Abstentions (including failures to vote by brokers and other nominees) will have the effect of a vote AGAINST the Incorporation.

     The undersigned certifies that he or she is the registered or record owner of (and/or has full power and authority to consent to the approval or rejection of the Incorporation on behalf of such registered or record owner) and is consenting with respect to the following number of Units:

              NAME OF UNITHOLDER                        NUMBER OF UNITS HELD AND VOTED
----------------------------------------------  ----------------------------------------------


     The undersigned authorizes the Agent to deliver this Incorporation Consent, as evidence of the undersigned's consent with respect to the Incorporation, to the Partnership.

     By signing this Incorporation Consent, the undersigned certifies that he or she has received a copy of the Consent Solicitation Statement/Prospectus, together with all amendments and supplements thereto, if any, and acknowledges that the Incorporation Solicitation is subject to all the terms and conditions set forth in the Consent Solicitation Statement/Prospectus.

     This Incorporation Consent must be signed as the Unitholder's name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please give full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.
                                          Name of Unitholder:

                                          --------------------------------------
                                                     (Print or Type)

                                          --------------------------------------
                                          --------------------------------------
                                                     Social Security or Federal
                                                     Tax I.D. No. (If
                                          Applicable)

Date: ________________________,
1995                                      Signature: ___________________________

                                          By: __________________________________
                                            (If appropriate)

                                          Title: _______________________________
                                             (If appropriate)

                                          Address: _____________________________
                                               Street

                                          --------------------------------------
                                          City, State and Zip Code

                                          Telephone Number: (___)_______________


THIS INCORPORATION CONSENT MUST BE RECEIVED BY THE AGENT, BANK OF BOSTON, BY 5:00 P.M., NEW YORK TIME, ON NOVEMBER 21, 1995, OR SUCH LATER DATE ESTABLISHED BY THE GENERAL PARTNERS, OR THE CONSENTS REFLECTED OR CAST HEREBY WILL HAVE THE EFFECT OF A VOTE AGAINST THE INCORPORATION.

                                                                    EXHIBIT 99.2

                               [FORM OF CONSENT]                         [WHITE]

                   CABLEVISION OF BOSTON LIMITED PARTNERSHIP
                             CONSENT FOR THE MERGER
           THIS CONSENT IS SOLICITED BY AND ON BEHALF OF CABLEVISION
                         OF BOSTON LIMITED PARTNERSHIP

     PLEASE READ AND FOLLOW THE INSTRUCTIONS CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS MERGER CONSENT AND RETURN IT IN THE ENCLOSED, STAMPED WHITE ENVELOPE OR HAND DELIVER IT TO BANK OF BOSTON, AT PROXY DEPARTMENT, BANK OF BOSTON, P.O. BOX 1628, BOSTON, MA 02105-9903.


     This Merger Consent is to be used by Limited Partners or their nominees for casting votes to approve or reject the merger of a wholly-owned subsidiary of Cablevision Systems Corporation with and into a wholly-owned subsidiary of Cablevision of Boston Limited Partnership (the 'Merger') pursuant to the Merger Agreement dated as of June 14, 1994, as amended, as described in the Consent Solicitation Statement/Prospectus dated October 20, 1995 (the 'Consent
Solicitation Statement/Prospectus'). Capitalized terms used in this Merger Consent are defined in the Consent Solicitation Statement/Prospectus. Only registered holders of Units that are not affiliates of the General Partners are entitled to consent to the Merger. THE CONSUMMATION OF THE INCORPORATION IS A CONDITION TO THE MERGER. LIMITED PARTNERS WHO WISH TO APPROVE THE MERGER SHOULD ALSO APPROVE THE INCORPORATION BY SIGNING AND RETURNING THE BLUE INCORPORATION CONSENT TO BANK OF BOSTON BY 5:00 P.M. ON NOVEMBER 21, 1995.


     THE GENERAL PARTNERS RECOMMEND THAT THE LIMITED PARTNERS VOTE FOR THE APPROVAL OF THE MERGER AND THE MERGER AGREEMENT.


    THE MERGER SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON
                      NOVEMBER 28, 1995, UNLESS EXTENDED.


     The undersigned consents in respect of his, her or its Units as follows (mark one box):

To Approve the Merger and the Merger Agreement                   [ ]      FOR

To Reject the Merger and the Merger Agreement                    [ ]      AGAINST

To Abstain                                                       [ ]      ABSTAIN

     IF NO BOX IS MARKED ABOVE, THE UNDERSIGNED WILL BE DEEMED TO HAVE VOTED FOR THE APPROVAL OF THE MERGER AND THE MERGER AGREEMENT. Abstentions (including failures to vote by brokers and other nominees) will have the effect of a vote AGAINST the Merger.

     The undersigned certifies that he or she is the registered or record owner of (and/or has full power and authority to consent to the approval or rejection of the Merger on behalf of such registered or record owner) and is consenting with respect to the following number of Units:

              NAME OF UNITHOLDER                        NUMBER OF UNITS HELD AND VOTED
----------------------------------------------  ----------------------------------------------


     The undersigned authorizes the Agent to deliver this Merger Consent, as evidence of the undersigned's consent with respect to the Merger, to the Partnership following the approval and consummation of the Incorporation.

     By signing this Merger Consent, the undersigned certifies that he or she has received a copy of the Consent Solicitation Statement/Prospectus, together with all amendments and supplements thereto, if any, and acknowledges that the Merger Solicitation is subject to all the terms and conditions set forth in the Consent Solicitation Statement/Prospectus.

     This Merger Consent must be signed as the Unitholder's name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please give full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

                                          Name of Unitholder:

                                          ______________________________________
                                                      (Print or Type)

                                          ______________________________________

                                          ______________________________________
                                                      Social Security or Federal
                                                Tax I.D. No. (If Applicable)

                                          Signature: ___________________________

                                          By: __________________________________
                                              (If appropriate)

                                          Title: _______________________________
                                                 (If appropriate)

                                          Address: _____________________________
                                                   Street

                                          ______________________________________
                                          City, State and Zip Code

                                          Telephone Number: (_____)_____________
Date: ________________________, 1995


THIS MERGER CONSENT MUST BE RECEIVED BY THE AGENT, BANK OF BOSTON, BY 5:00 P.M., NEW YORK TIME, ON NOVEMBER 28, 1995, OR SUCH LATER DATE ESTABLISHED BY THE GENERAL PARTNERS, OR THE CONSENTS REFLECTED OR CAST HEREBY WILL HAVE THE EFFECT OF A VOTE AGAINST THE MERGER.


                                       2